Exhibit 10.1

10 South Wacker Drive Suite 3175 Chicago, Illinois 60606	312.876.3945 Telephone 312.876.3854 Facsimile awcode@chsonline.com

Andrew W. Code
Partner

January 10, 2006

Mr. Mark W Legg
Chief Financial Officer
American Reprographics Company
700 North Central Avenue Suite 550
Glendale, CA 91203
Mark:
Please accept this letter as my resignation from the American Reprographic Inc. Board of Directors effective January 20, 2006. I have truly enjoyed serving on your board and greatly value the relationships that I have built with Mohan, Suri and other managers and directors of ARC.
Thank you –

Andrew W. Code